EXPLANATORY NOTE

The XBRL interactive data file included as an exhibit to this filing relates to the GMO Trust Multi-Class Prospectus, dated June 30, 2012 (relating to forty-eight of the fifty-seven series of the Trust), and the GMO Trust Benchmark-Free Allocation Fund – Class MF Shares Prospectus, dated June 30, 2012, each filed with the Securities and Exchange Commission on July 2, 2012 under Rule 497(c) (SEC Accession No. 0001193125-12-2911224).

EXHIBIT INDEX

GMO TRUST

Exhibit Ref.	Title of Exhibit

EX-101.INS	XBRL Instance Document

EX-101.SCH	XBRL Schema Document

EX-101.CAL	XBRL Calculation Linkbase Document

EX.101.LAB	XBRL Labels Linkbase Document

EX-101.PRE	XBRL Presentation Linkbase Document

EX.101.DEF	XBRL Definition Linkbase Document